THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST:
CASH PORTFOLIO
TERM PORTFOLIO
SUPPLEMENT TO THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 1995
Until such time as shareholders of each fund approve amendments to the fee schedules for each fund's Management Contract and Distribution and Service Plan, the information contained herein replaces that found in the applicable sections in the prospectus and statement of additional information on the pages specified below.
The fee table on page P-3 of the Prospectus is replaced by the following:
The following are projections based on historical expenses of each fund, and are calculated as a percentage of average net assets of each fund.
                                 Cash             Term
                                 Portfoli         Portfoli
                                 o                o


Management fee (after waiver)*   0.19%            0.22%

12b-1 fee (Distribution Fee)     0.16%            0.14%

Other expenses                   0.01%            0.01%

Total operating expenses         0.36%            0.37%

* THE RATE FOR MANAGEMENT FEES REPRESENTS THE NET RATE RETAINED BY FMR AFTER PAYMENT MADE TO THE DISTRIBUTOR. THE MANAGEMENT FEE FOR CASH PORTFOLIO AND TERM PORTFOLIO BEFORE PAYMENTS MADE TO THE DISTRIBUTOR BY FMR IS 0.35% AND 0.36%, RESPECTIVELY. EFFECTIVE NOVEMBER 1, 1995, FMR VOLUNTARILY AGREED TO WAIVE ITS MANAGEMENT FEE TO THE EXTENT IT EXCEEDS THE PROPOSED MANAGEMENT FEE. IF THIS AGREEMENT WERE NOT IN EFFECT, THE MANAGEMENT FEE FOR CASH PORTFOLIO AND TERM PORTFOLIO AFTER PAYMENTS MADE TO THE DISTRIBUTOR BY FMR WOULD HAVE BEEN 0.22% AND 0.26%, RESPECTIVELY, AND BEFORE PAYMENTS MADE TO THE DISTRIBUTOR BY FMR WOULD HAVE BEEN 0.38% AND 0.40%, RESPECTIVELY.
The expense table example on page P-4 of the Prospectus is replaced by the following:
EXPENSE TABLE EXAMPLE: You would pay the following expenses on a $1,000 investment assuming a 5% annual return and full redemption, at the end of each time period:
                 1      3       5       10
                 Year   Years   Years   Years

Cash Portfolio   $4     $12     $20     $46

Term Portfolio   $4     $12     $21     $47

The third sentence in the first paragraph under the heading "Management Fee" on page P-13 of the Prospectus is replaced by the following:
Each fund pays an annual management fee according to the following schedule: 0.41% of average net assets through $100 million; 0.40% of average net assets in excess of $100 million through $200 million; 0.39% of average net assets in excess of $200 million through $800 million; and 0.38% of average net assets in excess of $800 million. Effective November 1, 1995, FMR voluntarily agreed to waive its management fee to the extent it exceeds the proposed management fee set forth in the following schedule:
0.365% of average net assets through $400 million; 0.360% of average net assets in excess of $400 million through $800 million; 0.355% of average net assets in excess of $800 million through $1.2 billion; 0.350% of average net assets in excess of $1.2 billion through $1.6 billion; 0.340% of average net assets in excess of $1.6 billion through $2.0 billion; and 0.330% of average net assets in excess of $2.0 billion.
The fourth sentence of the third paragraph under the heading "Other Expenses" on pages P-13 and P-14 of the Prospectus is replaced by the following:
FMR currently pays Sterling, through FDC, monthly on behalf of each fund according to the following schedule: 0.14% of average net assets through $100 million; 0.15% of average net assets in excess of $100 million through $200 million; 0.16% of average net assets in excess of $200 million through $800 million; and 0.17% of average net assets in excess of $800 million. The first sentence of the sixth paragraph under the heading "Management Contracts" on pages S-19 and S-20 of the Statement of Additional Information is replaced by the following:
For the services of FMR under each contract, each fund pays FMR a monthly management fee at the annual rate of 0.41% of average net assets through $100 million; 0.40% of average net assets in excess of $100 million through $200 million; 0.39% of average net assets in excess of $200 million through $800 million; and 0.38% of average net assets in excess of $800 million throughout the month. Effective November 1, 1995, FMR voluntarily agreed to waive its management fee to the extent it exceeds the proposed management fee set forth in the following schedule: 0.365% of average net assets through $400 million; 0.360% of average net assets in excess of $400 million through $800 million; 0.355% of average net assets in excess of $800 million through $1.2 billion; 0.350% of average net assets in excess of $1.2 billion through $1.6 billion; 0.340% of average net assets in excess of $1.6 billion through $2.0 billion; and 0.330% of average net assets in excess of $2.0 billion.
The third paragraph under the heading "Distribution and Service Plans" on page S-21 of the Statement of Additional Information is replaced by the following:
Pursuant to the Plans, from its management fees, FMR pays Sterling, through FDC, a distribution fee according to the following schedule: 0.14% of average net assets through $100 million; 0.15% of average net assets in excess of $100 million through $200 million; 0.16% of average net assets in excess of $200 million through $800 million; and 0.17% of average net assets in excess of $800 million.
The disclosure that this sticker is meant to replace on pages P-3, P-4, P-13, P-14, S-19, S-20 and S-21 of the Prospectus and Statement of Additional Information will become effective on February 1, 1996 (the first day of the first month following shareholder approval), if shareholder approval of the proposed changes in each fund's management fee and 12b-1 fee by a majority vote of each fund's shareholders is obtained prior to that date.